Exhibit 99.1 VOTING AGREEMENT THIS VOTING AGREEMENT (this “Agreement”) is dated as of December 8, 2024, by and between the undersigned holder (“Shareholder”) of common stock, $0.01 par value per share (“Company Common Stock”), of Enterprise Bancorp, Inc., a Massachusetts corporation (“Company”), and Independent Bank Corp., a Massachusetts corporation (“Buyer”). All capitalized terms used but not defined shall have the meanings assigned to them in the Merger Agreement (as defined below). WHEREAS, concurrently with the execution of this Agreement, Buyer, Buyer Bank, Company and Company Bank are entering into an Agreement and Plan of Merger (as may be subsequently amended or modified, the “Merger Agreement”), pursuant to which Company shall merge with and into Buyer, with Buyer surviving the merger, and each outstanding share of Company Common Stock shall be converted into the right to receive the Merger Consideration, and which further contemplates that Company Bank shall thereafter merge with and into Buyer Bank, with Buyer Bank surviving the merger, pursuant to a separate Plan of Bank Merger; WHEREAS, Shareholder beneficially owns (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and is the registered holder of, or has sole, joint, or shared voting power with respect to, or has direct or indirect control (as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”)) over an entity or person that has record ownership of, the number of shares of Company Common Stock identified on Exhibit A (such shares, together with all shares of Company Common Stock subsequently acquired by Shareholder during the term of this Agreement, including through the exercise of any stock option or other equity award, warrant or similar instrument, being referred to as the “Shares”), and holds stock options or other rights to acquire the number of shares of Company Common Stock identified on Exhibit A (provided, that Shares do not include shares over which Shareholder exercises control in a fiduciary capacity (other than shares voted by Shareholder in a fiduciary capacity on behalf of (i) a family member or (ii) affiliated entity of Shareholder, which shares are included in Shares) and no representation by Shareholder is made with respect to such shares pursuant to the terms hereof); and WHEREAS, it is a material inducement to the willingness of Buyer to enter into the Merger Agreement that Shareholder execute and deliver this Agreement. NOW, THEREFORE, in consideration of, and as a material inducement to, Buyer entering into the Merger Agreement and proceeding with the transactions it contemplates, and in consideration of the expenses incurred or to be incurred by Buyer, Shareholder and Buyer agree as follows: Section 1. Agreement to Vote Shares. Shareholder agrees that, while this Agreement is in effect, at any meeting of shareholders of Company, however called, or at any adjournment(s) or postponement(s) of such a shareholders’ meeting, or in any other circumstances in which Shareholder is entitled to vote, consent, or give any other approval, except as otherwise agreed to in writing in advance by Buyer, Shareholder shall: (a) appear at each such meeting, in person or by proxy, or otherwise cause the Shares to be counted as present for purposes of calculating a quorum; and (b) vote (or cause to be voted), in person or by proxy, all the Shares (i) in favor of adoption and approval of the Merger Agreement and the transactions it contemplates (including any amendments or modifications of the Merger Agreement); (ii) against any action or agreement that would reasonably be expected to result in a breach of any covenant, representation, or warranty or any other obligation or agreement of Company contained in the Merger Agreement or of Shareholder contained in this Agreement; and (iii) against any Company Acquisition Proposal or any other action, agreement, or transaction that is intended, or could reasonably be expected, to impede, interfere or be inconsistent with, delay, postpone, discourage or materially and adversely affect consummation of the transactions contemplated by the Merger Agreement. Shareholder further agrees not to vote or execute any written consent to rescind or amend in any manner any

2 prior vote or written consent, as a shareholder of Company, to approve or adopt the Merger Agreement. Prior to the termination of this Agreement, the obligations of Shareholder specified in this Section 1 shall apply whether or not the Merger or any action described above is recommended by the board of directors of Company or otherwise subject to a Company Adverse Recommendation Change. Section 2. No Transfers. While this Agreement is in effect, Shareholder agrees not to, directly or indirectly, sell, transfer, pledge, assign or otherwise dispose of, or enter into any contract option, commitment, or other arrangement or understanding with respect to the sale, transfer, pledge, assignment or other disposition of, any of the Shares, except the following transfers shall be permitted: (a) transfers by will or operation of law, in which case this Agreement shall bind the transferee; (b) transfers in connection with bona fide estate and tax planning purposes, including transfers to relatives, trusts, and charitable organizations, subject to the transferee agreeing in writing to be bound by the terms of this Agreement; (c) surrender of Company Common Stock to Company in connection with the vesting, settlement or exercise of Company equity awards to satisfy any withholding for the payment of taxes incurred in connection with such vesting, settlement or exercise, or, in respect of Company equity awards, the exercise price on such Company equity awards; and (d) such other transfers as Buyer may otherwise permit in its sole discretion, subject to any restrictions or conditions imposed by Buyer in its sole discretion. Any transfer or other disposition in violation of the terms of this Section 2 shall be null and void. Section 3. Representations and Warranties of Shareholder. Shareholder represents and warrants to and agrees with Buyer as follows: (a) Shareholder has all requisite capacity and authority to enter into and perform his or her obligations under this Agreement. (b) This Agreement has been duly executed and delivered by Shareholder, and assuming the due authorization, execution and delivery by Buyer, constitutes the valid and legally binding obligation of Shareholder enforceable against Shareholder in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles. (c) The execution and delivery of this Agreement by Shareholder does not, and the performance by Shareholder of his or her obligations and the consummation by Shareholder of the transactions contemplated by this Agreement shall not, violate, conflict with, or constitute a default under, any agreement, instrument, contract, or other obligation or any order, arbitration award, judgment or decree to which Shareholder is a party or by which Shareholder is bound, or any statute, rule, or regulation to which Shareholder is subject or, in the event that Shareholder is a corporation, partnership, trust, or other entity, any charter, bylaw or other organizational document of Shareholder. (d) Shareholder is the record and beneficial owner of, or is the trustee of a trust that is the record holder of, and is or whose beneficiaries are the beneficial owners of, and has good title to all of the Shares set forth on Exhibit A of this Agreement, and, except as otherwise described in Exhibit A of this Agreement, the Shares are so owned free and clear of any liens, security interests, charges or other encumbrances. Shareholder does not own, of record or beneficially, any shares of capital stock of Company other than the Shares (other than shares of capital stock subject to stock options or other equity award, warrant or similar instrument over which Shareholder shall have no voting rights until the exercise of such stock options or other equity award, warrant or similar instrument). Except as otherwise described in Exhibit A of this Agreement, Shareholder has the right to vote the Shares, and none of the Shares is subject to any voting trust or other agreement, arrangement, or restriction with respect to the voting of the Shares, except as contemplated by this Agreement. Section 4. No Solicitation. Subject to Section 9 of this Agreement and except as otherwise expressly permitted under Section 5.10 of the Merger Agreement, from and after the date of this Agreement until the termination of this Agreement pursuant to Section 6 of this Agreement, Shareholder, solely in his or her capacity as

3 a shareholder of Company, shall not, nor shall such Shareholder authorize, to the extent applicable to Shareholder, any partner, officer, director, advisor, agent or representative of such Shareholder or any of his or her affiliates to (and, to the extent applicable to Shareholder, Shareholder shall use reasonable best efforts to prohibit any of his, her, or its representatives or affiliates to), (a) solicit, initiate or knowingly encourage any inquiry with respect to, or the making of, any proposal that constitutes or could reasonably be expected to lead to a Company Acquisition Proposal; (b) participate in any discussions or negotiations regarding a Company Acquisition Proposal with, or furnish any nonpublic information relating to a Company Acquisition Proposal to, any person that has made or, to the knowledge of Shareholder, is considering making a Company Acquisition Proposal; (c) enter into any agreement, agreement in principle, letter of intent, memorandum of understanding, or similar arrangement with respect to a Company Acquisition Proposal; (d) solicit proxies or become a “participant” in a “solicitation” (as such terms are defined in Regulation 14A under the Exchange Act) with respect to a Company Acquisition Proposal (other than the Merger Agreement) or otherwise encourage or assist any party in taking or planning any action that would reasonably be expected to compete with, restrain, or otherwise serve to interfere with or inhibit the timely consummation of the Merger in accordance with the terms of the Merger Agreement; (e) initiate a shareholders’ vote or action by consent of Company’s shareholders with respect to a Company Acquisition Proposal; or (f) except by reason of this Agreement, become a member of a “group” (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of Company that takes any action in support of a Company Acquisition Proposal (other than the Merger Agreement). Section 5. Specific Performance; Remedies. Shareholder acknowledges that it is a condition to the willingness of Buyer to enter into the Merger Agreement that Shareholder execute and deliver this Agreement and that it would be impossible to measure in money the damages to Buyer if Shareholder fails to comply with the obligations imposed by this Agreement and that, in the event of any such failure, Buyer would not have an adequate remedy at law. Accordingly, Shareholder agrees that Buyer shall have the right, in addition to any other rights it may have, to seek injunctive relief or other equitable remedy for any such failure. Shareholder shall not oppose the granting of such relief on the basis that Buyer has an adequate remedy at law. Shareholder further agrees that Shareholder shall not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with Buyer’s seeking or obtaining such equitable relief. In addition, after discussing the matter with Shareholder, Buyer shall have the right to inform any third party that Buyer reasonably believes to be, or to be contemplating, participating with Shareholder or receiving from Shareholder assistance in violation of this Agreement, of the terms of this Agreement and of the rights of Buyer under this Agreement, and that participation by any third party with Shareholder in activities in violation of Shareholder’s agreement with Buyer set forth in this Agreement may give rise to claims by Buyer against such third party. Section 6. Term of Agreement; Termination. The term of this Agreement shall commence on the date it is signed by the parties. This Agreement may be terminated at any time prior to consummation of the transactions contemplated by the Merger Agreement by the written consent of the parties, and shall be automatically terminated upon the earliest to occur of (i) the Effective Time of the Merger, (ii) the Merger Agreement is terminated in accordance with its terms, or (iii) twenty five (25) years from the date of this Agreement; provided, however, that the transfer restrictions in Section 2 of this Agreement shall be automatically terminated upon the receipt of the Requisite Company Shareholder Approval. Upon such termination, no party shall have any further obligations or liabilities; provided, however, that termination shall not relieve any party from liability for any willful breach of this Agreement prior to termination. Section 7. Entire Agreement; Amendments. This Agreement supersedes all prior agreements, written or oral, among the parties with respect to the subject matter of this Agreement and contains the entire agreement among the parties with respect to that subject matter. This Agreement may not be amended, supplemented or modified, and no provisions may be modified or waived, except by an instrument in writing signed by each party. No waiver of any provision by either party shall be deemed a waiver of any other provision of this Agreement by any party, nor shall any waiver be deemed a continuing waiver of any provision by a party. Section 8. Severability. In the event that any one or more provisions of this Agreement shall for any reason be held invalid, illegal, or unenforceable in any respect, by any court of competent jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement and the parties shall use their reasonable efforts to substitute a valid, legal, and enforceable provision which, insofar as practical, implements the purposes and intention of this Agreement. Any provision of this Agreement held invalid or

4 unenforceable only in part or degree shall remain in full force and effect to the extent not held invalid or unenforceable. Section 9. Capacity as Shareholder. This Agreement shall apply to Shareholder solely in his or her capacity as a shareholder of Company, and it shall not apply in any manner to Shareholder in his or her capacity as a director, officer, or employee of Company or in any other capacity. Nothing contained in this Agreement shall be deemed to apply to, or limit in any manner, the obligations of Shareholder to comply with his or her fiduciary duties as a director or executive officer of Company, and none of the terms of this Agreement shall be deemed to prohibit or prevent any director or executive officer from exercising his or her fiduciary obligations pursuant to Sections 5.05 or 5.10 of the Merger Agreement. Section 10. Governing Law. This Agreement shall be governed by, and interpreted in accordance with, the laws of the Commonwealth of Massachusetts, without regard for conflict of laws. The parties (a) irrevocably and unconditionally consent and submit themselves to the jurisdiction of the Massachusetts Superior Court for Suffolk County, (b) agree that any action or proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement will be filed in the Massachusetts Superior Court for Suffolk County, (c) agrees that any party may seek admission to the Business Litigation Session of the Massachusetts Superior Court and that no party will oppose admission to the Business Litigation Session, and (d) if and only if the Massachusetts Superior Court lacks subject-matter jurisdiction over such action or proceeding, or any part thereof, that action or proceeding may be brought in the United States District Court for the District of Massachusetts. Section 11. WAIVER OF JURY TRIAL. EACH OF THE PARTIES TO THIS AGREEMENT IRREVOCABLY WAIVES TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR THE ACTIONS OF THE PARTIES IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT. EACH OF THE PARTIES TO THIS AGREEMENT (A) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11. Section 12. Waiver of Appraisal Rights; Further Assurances. Provided that the Merger is consummated in compliance with the terms of the Merger Agreement, that the consideration offered pursuant to the Merger is not less than that specified in the Merger Agreement, and that this Agreement has not been terminated, to the extent permitted by applicable law, Shareholder waives any rights of appraisal or rights to dissent from the Merger or demand fair value for its Shares in connection with the Merger that Shareholder may have under applicable law (if any). At any time prior to the termination of this Agreement, at Buyer’s request and without further consideration, Shareholder shall execute and deliver such additional documents and take all such further action as may be reasonably necessary or desirable to effect the actions and consummate the transactions contemplated by this Agreement. Shareholder further agrees not to, prior to the termination of this Agreement, commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Buyer, Buyer Bank, Company, Company Bank, or any of their respective successors relating to the negotiation, execution, or delivery of this Agreement or the Merger Agreement or the consummation of the Merger. Section 13. Disclosure. Shareholder authorizes Company and Buyer to publish and disclose in any announcement or disclosure required by the U.S. Securities and Exchange Commission and in the Proxy Statement, this Agreement, such Shareholder’s identity and ownership of the Shares and the nature of Shareholder’s obligations under this Agreement. [Signature Page Follows]

5 IN WITNESS WHEREOF, the parties have executed and delivered this Voting Agreement as of the date and year on page one. INDEPENDENT BANK CORP. By: __________________________________________ Name: Title: SHAREHOLDER OF ENTERPRISE BANCORP, INC. Name: __________________________________________

6 Exhibit A Shareholder Shares Stock Options or Other Equity Award, Warrant or Similar Instrument